Exhibit FS - 1(a)

E.ON Group 2004 Statements of Income

--------------------------------------------------------------------------------------------------------------------------------
                                    Pan-European                                                   Corporate      Core Energy
in (euro)          Central Europe        Gas            UK            Nordic      US-Midwest         Center        Business
--------------------------------------------------------------------------------------------------------------------------------
Sales (gross)      20,751,794,704  14,426,010,430  8,489,736,774  3,346,946,341  1,913,446,196    -812,660,047  48,115,274,398
Electricity tax     1,051,081,785      17,960,609              0    340,916,184              0               0   1,409,958,578
(in accord w/
electricity tax
law)
Natural gas                     0   2,905,471,387              0     53,884,797              0     -10,894,757   2,948,461,427
taxes
Sales (net)        19,700,712,919  11,502,578,434  8,489,736,774  2,952,145,360  1,913,446,196    -801,765,290  43,756,854,393
Cost of goods      13,813,483,119   9,906,778,497  6,365,174,030  1,924,452,040  1,320,091,683    -787,800,301  32,542,179,068
sold (Total)
Gross profit        5,887,229,800   1,595,799,937  2,124,562,744  1,027,693,320    593,354,513     -13,964,989  11,214,675,325
from sales
Selling expenses    2,655,633,477     430,867,223  1,012,023,550    103,516,570    157,219,720     -16,239,154   4,343,021,386
Research and                    0      42,498,854      4,112,611      7,956,120              0               0      54,567,585
development
costs
General and           429,088,705     247,594,678    165,355,551    215,943,362    145,587,904     221,080,819   1,424,651,019
administrative
expenses
Other operating     1,937,303,046     346,907,118    348,079,618    118,390,089     74,985,524   3,363,283,719   6,188,949,114
income
Other operating       855,984,359     256,224,992    206,430,585     78,534,763     18,833,844   3,379,243,795   4,795,252,338
expenses
Income before       3,883,826,305     965,521,308  1,084,720,065    740,132,594    346,698,569    -234,766,730   6,786,132,111
financial
earnings and
taxes
Financial              66,194,056     472,893,296   -245,808,357    -84,914,505    -69,125,784    -525,165,811    -385,927,105
earnings, net
Impairment of                   0               0              0              0              0               0               0
goodwill
Results from        3,950,020,361   1,438,414,604    838,911,708    655,218,089    277,572,785    -759,932,541   6,400,205,006
continuing
operations
before taxes
Taxes on income     1,283,718,365     395,529,623     93,422,069    165,707,302    102,621,843     -83,295,296   1,957,703,906
Minority              231,586,177      75,123,387      2,956,108    219,228,586      8,077,851     -45,289,763     491,682,346
interest (Total)
Net results         2,434,715,819     967,761,594    742,533,531    270,282,201    166,873,091    -631,347,271   3,950,818,963
from continuing
operations
Income(loss)                    0               0              0              0              0     -18,671,996     -18,671,996
from DiscOps
after taxes and
MI
Extraord                        0               0              0              0              0               0               0
inc(loss) after
taxes and MI
G/L on                          0               0              0              0              0               0               0
accounting
changes after
taxes and MI
Results before      2,434,715,819     967,761,594    742,533,531    270,282,201    166,873,091    -650,019,272   3,932,146,964
profit transfer
Transfer of           794,483,187   1,971,066,383              0              0              0  -3,046,050,759    -280,501,189
profits
Transfer of                     0               0              0              0              0               0               0
losses
Consolidated        1,640,232,632  -1,003,304,789    742,533,531    270,282,201    166,873,091   2,396,031,487   4,212,648,153
net income(loss)


----------------------------------------------
in (euro)            Other
                   activities     E.ON Group
----------------------------------------------
Sales (gross)      987,850,610  49,103,125,008
Electricity tax              0   1,409,958,578
(in accord w/
electricity tax
law)
Natural gas                  0   2,948,461,427
taxes
Sales (net)        987,850,610  44,744,705,003
Cost of goods      810,511,657  33,352,690,725
sold (Total)
Gross profit       177,338,953  11,392,014,278
from sales
Selling expenses    44,182,864   4,387,204,250
Research and                 0      54,567,585
development
costs
General and         83,005,321   1,507,656,340
administrative
expenses
Other operating    466,571,991   6,655,521,105
income
Other operating     70,935,212   4,866,187,550
expenses
Income before      445,787,547   7,231,919,658
financial
earnings and
taxes
Financial          -47,351,589    -433,278,694
earnings, net
Impairment of                0               0
goodwill
Results from       398,435,958   6,798,640,964
continuing
operations
before taxes
Taxes on income    -10,970,323   1,946,733,583
Minority            14,807,073     506,489,419
interest (Total)
Net results        394,599,002   4,345,417,962
from continuing
operations
Income(loss)        10,034,912      -8,637,084
from DiscOps
after taxes and
MI
Extraord                     0               0
inc(loss) after
taxes and MI
G/L on                       0               0
accounting
changes after
taxes and MI
Results before     404,633,914   4,336,780,878
profit transfer
Transfer of        280,501,189               0
profits
Transfer of                  0               0
losses
Consolidated       124,132,725   4,336,780,878
net income(loss)

Exhibit FS - 1(a)

E.ON Group 2004 Statements of Income

------------------------------------------------------------------------------------------------------------------------------------
                                     Pan-European                                                       Corporate      Core Energy
in $                Central Europe       Gas              UK              Nordic        US-Midwest       Center          Business
------------------------------------------------------------------------------------------------------------------------------------

Sales (gross)       28,093,779,670  19,529,932,920   11,493,405,645   4,531,095,956   2,590,423,460  -1,100,179,172   65,138,458,480
Electricity tax      1,422,954,521      24,315,072                0     461,532,330               0               0    1,908,801,923
(in accord w/
electricity tax
law)
Natural gas taxes                0   3,933,427,164                0      72,949,238               0     -14,749,322    3,991,627,080
Sales (net)         26,670,825,150  15,572,190,684   11,493,405,645   3,996,614,388   2,590,423,460  -1,085,429,850   59,238,029,477
Cost of goods sold  18,700,693,447  13,411,796,729    8,617,172,602   2,605,323,172   1,787,140,120  -1,066,524,047   44,055,602,022
(Total)
Gross profit from    7,970,131,703   2,160,393,955    2,876,233,043   1,391,291,217     803,283,340     -18,905,802   15,182,427,455
sales
Selling expenses     3,595,196,601     583,308,046    1,370,077,482     140,140,732     212,844,057     -21,984,567    5,879,582,352
Research and                     0      57,534,949        5,567,653      10,770,995               0               0       73,873,597
development costs
General and            580,900,289     335,193,675      223,858,345     292,344,123     197,096,904     299,299,213    1,928,692,550
administrative
expenses
Other operating      2,622,720,864     469,642,856      471,230,187     160,276,502     101,515,402   4,553,213,499    8,378,599,311
income
Other operating      1,158,831,625     346,877,394      279,465,726     106,320,362      25,497,258   4,574,820,250    6,491,812,615
expenses
Income before        5,257,924,052   1,307,122,747    1,468,494,024   1,001,991,506     469,360,523    -317,827,199    9,187,065,652
financial earnings
and taxes
Financial               89,613,513     640,202,944     -332,775,354    -114,957,257     -93,582,486    -710,969,475     -522,468,115
earnings, net
Impairment of                    0               0                0               0               0               0                0
goodwill
Results from         5,347,537,565   1,947,325,691    1,135,718,670     887,034,249     375,778,036  -1,028,796,674    8,664,597,537
continuing
operations before
taxes
Taxes on income      1,737,897,923     535,468,004      126,474,797     224,334,545     138,929,451    -112,765,172    2,650,339,548
Minority interest      313,521,366     101,702,041        4,001,979     296,791,660      10,935,795     -61,313,281      665,639,560
(Total)
Net results          3,296,118,276   1,310,155,646    1,005,241,894     365,908,044     225,912,791    -854,717,935    5,348,618,712
from continuing
operations
Income(loss) from                0               0                0               0               0     -25,278,148      -25,278,148
DiscOps after
taxes and MI
Extraord inc(loss)               0               0                0               0               0               0                0
after taxes and MI
G/L on accounting                0               0                0               0               0               0                0
changes after
taxes and MI
Results before       3,296,118,276   1,310,155,646    1,005,241,894     365,908,044     225,912,791    -879,996,090    5,323,340,560
profit transfer
Transfer of profits  1,075,571,339   2,668,429,669                0               0               0  -4,123,743,518     -379,742,510
Transfer of losses               0               0                0               0               0               0                0
Consolidated net     2,220,546,937  -1,358,274,023    1,005,241,894     365,908,044     225,912,791   3,243,747,427    5,703,083,070
income(loss)


--------------------------------------------------
                       Other
in $                 activities       E.ON Group
--------------------------------------------------

Sales (gross)       1,337,352,156   66,475,810,636
Electricity tax                 0    1,908,801,923
(in accord w/
electricity tax
law)
Natural gas taxes               0    3,991,627,080
Sales (net)         1,337,352,156   60,575,381,633
Cost of goods sold  1,097,270,681   45,152,872,704
(Total)
Gross profit from     240,081,475   15,422,508,930
sales
Selling expenses       59,814,761    5,939,397,114
Research and                    0       73,873,597
development costs
General and           112,372,604    2,041,065,153
administrative
expenses
Other operating       631,645,161    9,010,244,472
income
Other operating        96,032,090    6,587,844,705
expenses
Income before         603,507,181    9,790,572,833
financial earnings
and taxes
Financial             -64,104,581     -586,572,696
earnings, net
Impairment of                   0                0
goodwill
Results from          539,402,600    9,204,000,137
continuing
operations before
taxes
Taxes on income       -14,851,623    2,635,487,925
Minority interest      20,045,815      685,685,375
(Total)
Net results           534,208,129    5,882,826,837
from continuing
operations
Income(loss) from      13,585,264      -11,692,884
DiscOps after
taxes and MI
Extraord inc(loss)              0                0
after taxes and MI
G/L on accounting               0                0
changes after
taxes and MI
Results before        547,793,393    5,871,133,953
profit transfer
Transfer of profits   379,742,510                0
Transfer of losses              0                0
Consolidated net      168,050,883    5,871,133,953
income(loss)


Exhibit FS - 1(b)

E.ON Group Assets at 12/31/2004

------------------------------------------------------------------------------------------------------------------------------------
                                                    Pan-European                                                          Corporate
in (euro)                         Central Europe        Gas              UK              Nordic        US-Midwest          Center
------------------------------------------------------------------------------------------------------------------------------------

Intangible assets subject to           67,195        31,842,500      116,091,586                 0               0                 0
amortization:
Marketing-related
Intangible assets subject to      563,951,236       320,059,936      695,012,716        86,861,672               0                 0
amortization:
Customer-related
Intangible assets subject to      856,200,054        60,172,343                0        28,938,384               0                 0
amortization: Contract-based
Intangible assets subject to       43,636,999        29,099,919       61,020,605        20,692,539               0            26,239
amortization:
Technology-based
Intangible assets not             473,280,685       218,393,769                0       137,379,402       4,120,112                 0
subject to amortization
Other intangible assets            32,582,016                 0                0                 0               0           559,992
Advance payments on                 6,426,946           493,286                0                 0               0            82,562
intangible assets
Intangible assets               1,976,145,131       660,061,753      872,124,907       273,871,997       4,120,112           668,793

Goodwill                        2,304,630,810     3,822,863,602    4,778,513,078       358,545,617   3,080,574,095        97,891,455

Land and leasehold              1,200,311,197        92,341,628      142,337,311     2,194,189,228      28,593,796        40,848,134
rights-Total
Buildings incl. buildings on    2,746,225,740       156,567,753      128,896,402       398,746,936     245,472,655       177,110,149
non owned land-Total
Mine development costs,            12,650,675                 0                0                 0               0                 0
mines, drilling
Nuclear fuel rods                   5,143,224                 0                0                 0               0                 0
Technical equipment, plant     11,459,840,592     4,517,269,706    5,451,688,679     4,567,553,765   3,170,266,097        10,258,325
and machinery-Total
Other equip, fixtures,            242,639,066        59,374,268      552,996,042        71,538,684      63,658,482         9,721,327
furniture and office-Total
Advance payments and              928,611,364        49,797,713                0       116,947,036     204,222,287        22,506,763
construction in progress
Asset Retirement Cost (ARC)        55,191,446        15,078,369       22,184,299         1,400,255       7,369,156                 0
Tangible fixed assets          16,650,613,304     4,890,429,437    6,298,102,733     7,350,375,904   3,719,582,473       260,444,698

Shares in affiliated              311,720,632       256,881,592                0        11,812,323               0       -10,904,624
companies
L/T loans to affiliated           239,871,184        26,019,358                0                 0               0       326,105,162
companies
Shares in associated            2,005,240,345     5,315,016,786       11,328,569       443,541,678      63,360,775     2,097,863,407
companies
Other share investments         1,040,763,795     3,712,385,331        2,232,652       106,456,213               0      -381,932,901
Loans to other investees           58,889,481         1,000,000        1,852,759       198,750,707               0        36,225,488
Long-term securities              705,437,614         3,668,279       22,630,704                 0               0       100,069,631
Other long-term loans             263,398,706        15,513,801                0       253,924,574       9,864,011         5,403,045
Financial assets                4,625,321,757     9,330,485,147       38,044,684     1,014,485,495      73,224,786     2,172,829,208

Total fixed assets             25,556,711,002    18,703,839,939   11,986,785,402     8,997,279,013   6,877,501,466     2,531,833,923

Inventories                       983,253,579       695,822,854      221,092,321       213,222,783     182,416,201        -9,424,630

Financial receivables from                  0       253,445,421                0                 0               0      -240,510,124
affliliates<3months
Financial receivables from     10,065,340,915        93,853,813                0            87,960               0   -10,068,060,976
affliliates>3months
Financial receivables from         68,697,060         9,524,201                0         8,565,914               0                 0
other investees
Financial                                   0                 0                0                 0               0                 0
receivables-Degussa Bank
Rec from direct-financing or      345,510,030                 0                0        33,304,531               0                 0
sales-type lease
Other assets (financial)          958,505,708        76,928,851       12,504,677       469,254,284      12,623,493        24,865,472
Total financial receivables    11,438,053,713       433,752,286       12,504,677       511,212,689      12,623,493   -10,283,705,628

Trade receivables               2,241,125,294     1,524,021,630    1,734,759,479       592,987,521     255,783,593         3,013,247
Operating receivables from        181,141,763       185,772,657       86,762,833                 0       2,724,199      -436,299,668
affiliates
Operating receivables from        281,367,159       478,842,280                0         7,823,415               0         3,211,293
other investees
Reinsurance claim due from      1,017,158,618                 0                0                 0               0           908,293
pension fund
Other assets (operating)        2,033,335,901       411,139,644      782,219,273       177,011,813     225,710,820     3,607,759,764
Total operating receivables     5,754,128,735     2,599,776,211    2,603,741,585       777,822,749     484,218,612     3,178,592,929
Total receivables and other    17,192,182,448     3,033,528,497    2,616,246,262     1,289,035,438     496,842,105    -7,105,112,699
assets

Investments in short-term       9,623,703,227         2,037,189                0        42,239,920               0    -1,887,661,199
securities
Cash and cash equivalents         370,709,344       235,915,923       73,923,215        36,004,326      25,275,655     3,123,626,776
Liquid funds                    9,994,412,571       237,953,112       73,923,215        78,244,246      25,275,655     1,235,965,577

Assets of disposal groups                   0                 0                0       552,825,689               0                 0

Total non-fixed assets         28,169,848,598     3,967,304,463    2,911,261,798     2,133,328,156     704,533,961    -5,878,571,752

Deferred tax assets             1,658,751,925        36,610,486                0       109,727,802      36,581,153      -335,269,375
Prepaid expenses                  151,752,556        12,699,242       88,160,185        49,121,180      24,826,522         8,542,092

Total ASSETS                   55,537,064,081    22,720,454,130   14,986,207,385    11,289,456,151   7,643,443,102    -3,673,536,213


-------------------------------------------------------------------------------------
                                  Core Energy           Other
in (euro)                          Business          activities          E.ON Group
-------------------------------------------------------------------------------------

Intangible assets subject to        148,001,281                0         148,001,281
amortization:
Marketing-related
Intangible assets subject to      1,665,885,560                0       1,665,885,560
amortization:
Customer-related
Intangible assets subject to        945,310,781          716,478         946,027,259
amortization: Contract-based
Intangible assets subject to        154,476,301                0         154,476,301
amortization:
Technology-based
Intangible assets not               833,173,968                0         833,173,968
subject to amortization
Other intangible assets              33,142,008                0          33,142,008
Advance payments on                   7,002,794                0           7,002,794
intangible assets
Intangible assets                 3,786,992,693          716,478       3,787,709,171

Goodwill                         14,443,018,657       10,778,192      14,453,796,849

Land and leasehold                3,698,621,294    1,378,418,417       5,077,039,711
rights-Total
Buildings incl. buildings on      3,853,019,635    3,007,391,591       6,860,411,226
non owned land-Total
Mine development costs,              12,650,675                0          12,650,675
mines, drilling
Nuclear fuel rods                     5,143,224                0           5,143,224
Technical equipment, plant       29,176,877,164          280,209      29,177,157,373
and machinery-Total
Other equip, fixtures,              999,927,869        5,737,832       1,005,665,701
furniture and office-Total
Advance payments and              1,322,085,163        1,740,007       1,323,825,170
construction in progress
Asset Retirement Cost (ARC)         101,223,525                0         101,223,525
Tangible fixed assets            39,169,548,549    4,393,568,056      43,563,116,605

Shares in affiliated                569,509,923        1,085,322         570,595,245
companies
L/T loans to affiliated             591,995,704                0         591,995,704
companies
Shares in associated              9,936,351,560                0       9,936,351,560
companies
Other share investments           4,479,905,090        3,804,285       4,483,709,375
Loans to other investees            296,718,435                0         296,718,435
Long-term securities                831,806,228        2,308,336         834,114,564
Other long-term loans               548,104,137        1,359,385         549,463,522
Financial assets                 17,254,391,077        8,557,328      17,262,948,405

Total fixed assets               74,653,950,745    4,413,620,054      79,067,570,799

Inventories                       2,286,383,108      360,831,936       2,647,215,044

Financial receivables from           12,935,297                0          12,935,297
affliliates<3months
Financial receivables from           91,221,712                0          91,221,712
affliliates>3months
Financial receivables from           86,787,175                0          86,787,175
other investees
Financial                                     0                0                   0
receivables-Degussa Bank
Rec from direct-financing or        378,814,561                0         378,814,561
sales-type lease
Other assets (financial)          1,554,682,485                0       1,554,682,485
Total financial receivables       2,124,441,230                0       2,124,441,230

Trade receivables                 6,351,690,764      182,153,200       6,533,843,964
Operating receivables from           20,101,784       42,640,701          62,742,485
affiliates
Operating receivables from          771,244,147            1,557         771,245,704
other investees
Reinsurance claim due from        1,018,066,911                0       1,018,066,911
pension fund
Other assets (operating)          7,237,177,215      136,194,157       7,373,371,372
Total operating receivables      15,398,280,821      360,989,615      15,759,270,436
Total receivables and other      17,522,722,051      360,989,615      17,883,711,666
assets

Investments in short-term         7,780,319,137        2,967,684       7,783,286,821
securities
Cash and cash equivalents         3,865,455,239      367,594,218       4,233,049,457
Liquid funds                     11,645,774,376      370,561,902      12,016,336,278

Assets of disposal groups           552,825,689                0         552,825,689

Total non-fixed assets           32,007,705,224    1,092,383,453      33,100,088,677

Deferred tax assets               1,506,401,991       44,665,927       1,551,067,918
Prepaid expenses                    335,101,777        8,584,840         343,686,617

Total ASSETS                    108,503,088,636    5,559,325,375     114,062,414,011

Exhibit FS - 1(b)

E.ON Group Assets at 12/31/2004

------------------------------------------------------------------------------------------------------------------------------------
                                                     Pan-European                                                         Corporate
in $                            Central Europe            Gas             UK             Nordic          US-Midwest         Center
------------------------------------------------------------------------------------------------------------------------------------

Intangible assets subject to            90,969        43,108,377      157,164,789                0                0                0
amortization:
Marketing-related
Intangible assets subject to       763,477,183       433,297,141      940,908,215      117,593,332                0                0
amortization:
Customer-related
Intangible assets subject to     1,159,123,633        81,461,318                0       39,176,784                0                0
amortization: Contract-based
Intangible assets subject to        59,075,769        39,395,470       82,609,695       28,013,559                0           35,522
amortization:
Technology-based
Intangible assets not              640,727,391       295,661,484                0      185,984,234        5,577,808                0
subject to amortization
Other intangible assets             44,109,533                 0                0                0                0          758,117
Advance payments on intangible       8,700,799           667,811                0                0                0          111,772
assets
Intangible assets                2,675,305,278       893,591,601    1,180,682,699      370,767,910        5,577,808          905,412

Goodwill                         3,120,009,191     5,175,392,744    6,469,151,005      485,399,056    4,170,481,210      132,525,452

Land and leasehold               1,624,981,298       125,012,096      192,696,252    2,970,493,377       38,710,281       55,300,204
rights-Total
Buildings incl. buildings on     3,717,840,407       211,961,424      174,499,949      539,823,602      332,320,880      239,771,720
non owned land-Total
Mine development costs,             17,126,484                 0                0                0                0                0
mines, drilling
Nuclear fuel rods                    6,962,897                 0                0                0                0                0
Technical equipment, plant      15,514,332,193     6,115,479,728    7,380,496,134    6,183,554,287    4,291,906,242       13,887,720
and machinery-Total
Other equip, fixtures,             328,484,768        80,380,884      748,646,042       96,849,070       86,180,853       13,160,732
furniture and office-Total
Advance payments and             1,257,154,065        67,416,144                0      158,322,897      276,476,132       30,469,656
construction in progress
Asset Retirement Cost (ARC)         74,718,180        20,413,096       30,033,104        1,895,665        9,976,363                0
Tangible fixed assets           22,541,600,291     6,620,663,372    8,526,371,480    9,950,938,899    5,035,570,752      352,590,032

Shares in affiliated               422,007,392       347,766,299                0       15,991,523                0      -14,762,680
companies
L/T loans to affiliated            324,737,609        35,225,007                0                0                0      441,481,168
companies
Shares in associated             2,714,694,379     7,195,469,725       15,336,617      600,466,724       85,777,817    2,840,087,480
companies
Other share investments          1,408,986,026     5,025,827,261        3,022,564      144,120,421                0     -517,060,761
Loans to other investees            79,724,579         1,353,800        2,508,265      269,068,707                0       49,042,066
Long-term securities               955,021,442         4,966,116       30,637,447                0                0      135,474,266
Other long-term loans              356,589,168        21,002,584                0      343,763,088       13,353,898        7,314,642
Financial assets                 6,261,760,595    12,631,610,792       51,504,893    1,373,410,463       99,131,715    2,941,576,182

Total fixed assets              34,598,675,355    25,321,258,509   16,227,710,077   12,180,516,328    9,310,761,485    3,427,596,765

Inventories                      1,331,128,695       942,004,980      299,314,784      288,661,004      246,955,053      -12,759,064

Financial receivables from                   0       343,114,411                0                0                0     -325,602,606
affliliates<3months
Financial receivables from      13,626,458,531       127,059,292                0          119,080                0  -13,630,140,949
affliliates>3months
Financial receivables from          93,002,080        12,893,863                0       11,596,534                0                0
other investees
Financial receivables-                       0                 0                0                0                0                0
Degussa Bank
Rec from direct-financing or       467,751,479                 0                0       45,087,674                0                0
sales-type lease
Other assets (financial)         1,297,625,027       104,146,278       16,928,832      635,276,450       17,089,685       33,662,876
Total financial receivables     15,484,837,117       587,213,845       16,928,832      692,079,738       17,089,685  -13,922,080,679

Trade receivables                3,034,035,423     2,063,220,483    2,348,517,383      802,786,506      346,279,828        4,079,334
Operating receivables from         245,229,719       251,499,023      117,459,523                0        3,688,021     -590,662,491
affiliates
Operating receivables from         380,914,860       648,256,679                0       10,591,339                0        4,347,448
other investees
Reinsurance claim due from       1,377,029,337                 0                0                0                0        1,229,647
pension fund
Other assets (operating)         2,752,730,143       556,600,850    1,058,968,452      239,638,592      305,567,308    4,884,185,169
Total operating receivables      7,789,939,481     3,519,577,034    3,524,945,358    1,053,016,438      655,535,157    4,303,179,107
Total receivables and other     23,274,776,598     4,106,790,879    3,541,874,189    1,745,096,176      672,624,842   -9,618,901,572
assets

Investments in short-term       13,028,569,429         2,757,946                0       57,184,404                0   -2,555,515,731
securities
Cash and cash equivalents          501,866,310       319,382,977      100,077,248       48,742,657       34,218,182    4,228,765,929
Liquid funds                    13,530,435,739       322,140,923      100,077,248      105,927,060       34,218,182    1,673,250,198

Assets of disposal groups                    0                 0                0      748,415,418                0                0

Total non-fixed assets          38,136,341,032     5,370,936,782    3,941,266,222    2,888,099,658      953,798,076   -7,958,410,438

Deferred tax assets              2,245,618,356        49,563,276                0      148,549,498       49,523,565     -453,887,680
Prepaid expenses                   205,442,610        17,192,234      119,351,258       66,500,253       33,610,145       11,564,284
Total ASSETS                    75,186,077,353    30,758,950,801   20,288,327,558   15,283,665,737   10,347,693,271   -4,973,233,325


-------------------------------------------------------------------------------------
                                     Core Energy         Other
in $                                   Business        activities        E.ON Group
-------------------------------------------------------------------------------------

Intangible assets subject to          200,364,134                0        200,364,134
amortization:
Marketing-related
Intangible assets subject to        2,255,275,871                0      2,255,275,871
amortization:
Customer-related
Intangible assets subject to        1,279,761,735          969,968      1,280,731,703
amortization: Contract-based
Intangible assets subject to          209,130,016                0        209,130,016
amortization:
Technology-based
Intangible assets not               1,127,950,918                0      1,127,950,918
subject to amortization
Other intangible assets                44,867,650                0         44,867,650
Advance payments on intangible          9,480,383                0          9,480,383
assets
Intangible assets                   5,126,830,708          969,968      5,127,800,676

Goodwill                           19,552,958,658       14,591,516     19,567,550,174

Land and leasehold                  5,007,193,508    1,866,102,853      6,873,296,361
rights-Total
Buildings incl. buildings on        5,216,217,982    4,071,406,736      9,287,624,718
non owned land-Total
Mine development costs,                17,126,484                0         17,126,484
mines, drilling
Nuclear fuel rods                       6,962,897                0          6,962,897
Technical equipment, plant         39,499,656,305          379,347     39,500,035,652
and machinery-Total
Other equip, fixtures,              1,353,702,349        7,767,877      1,361,470,226
furniture and office-Total
Advance payments and                1,789,838,894        2,355,621      1,792,194,515
construction in progress
Asset Retirement Cost (ARC)           137,036,408                0        137,036,408
Tangible fixed assets              53,027,734,826    5,948,012,434     58,975,747,260

Shares in affiliated                  771,002,534        1,469,309        772,471,843
companies
L/T loans to affiliated               801,443,784                0        801,443,784
companies
Shares in associated               13,451,832,742                0     13,451,832,742
companies
Other share investments             6,064,895,511        5,150,241      6,070,045,752
Loans to other investees              401,697,417                0        401,697,417
Long-term securities                1,126,099,271        3,125,025      1,129,224,297
Other long-term loans                 742,023,381        1,840,335        743,863,716
Financial assets                   23,358,994,640       11,584,911     23,370,579,551

Total fixed assets                101,066,518,519    5,975,158,829    107,041,677,348

Inventories                         3,095,305,452      488,494,275      3,583,799,727

Financial receivables from             17,511,805                0         17,511,805
affliliates<3months
Financial receivables from            123,495,954                0        123,495,954
affliliates>3months
Financial receivables from            117,492,478                0        117,492,478
other investees
Financial receivables-                          0                0                  0
Degussa Bank
Rec from direct-financing or          512,839,153                0        512,839,153
sales-type lease
Other assets (financial)            2,104,729,148                0      2,104,729,148
Total financial receivables         2,876,068,537                0      2,876,068,537

Trade receivables                   8,598,918,956      246,599,002      8,845,517,958
Operating receivables from             27,213,795       57,726,981         84,940,776
affiliates
Operating receivables from          1,044,110,326            2,108      1,044,112,434
other investees
Reinsurance claim due from          1,378,258,984                0      1,378,258,984
pension fund
Other assets (operating)            9,797,690,514      184,379,650      9,982,070,163
Total operating receivables        20,846,192,575      488,707,741     21,334,900,316
Total receivables and other        23,722,261,113      488,707,741     24,210,968,853
assets

Investments in short-term          10,532,996,048        4,017,651     10,537,013,698
securities
Cash and cash equivalents           5,233,053,303      497,649,052      5,730,702,355
Liquid funds                       15,766,049,350      501,666,703     16,267,716,053

Assets of disposal groups             748,415,418                0        748,415,418

Total non-fixed assets             43,332,031,332    1,478,868,719     44,810,900,051

Deferred tax assets                 2,039,367,015       60,468,732      2,099,835,747
Prepaid expenses                      453,660,786       11,622,156        465,282,942

Total ASSETS                      146,891,481,395    7,526,214,693    154,417,696,088

Exhibit FS-1(c)

E.ON Group Stockholders' equity and liabilities at 12/31/2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Pan-European                                                      Corporate
in (euro)                          Central Europe         Gas              UK            Nordic         US-Midwest        Center
-----------------------------------------------------------------------------------------------------------------------------------
Capital stock                       1,321,639,356    1,125,000,000     461,371,269      826,264,184     761,162,236  -2,878,237,045
Additional paid-in capital          3,198,989,494    2,390,039,682   1,546,253,638    2,809,438,834   3,976,897,541  -2,366,312,419
Retained earnings                   8,865,136,658    6,725,579,248   3,562,001,418      872,251,168     272,375,318    -962,390,616

Currency translation                  107,785,111       69,848,385     140,300,736       10,020,772  -1,050,821,778    -170,374,397
adjustments-net
Unrealised gains and losses (AFS      233,966,921    1,667,986,502       1,047,605        1,644,312               0    -410,717,718
securities)
Reclass. of realized gains/losses    -687,654,107      -10,783,803         -42,968                0               0      14,241,559
Minimum pension liability             519,738,148       46,079,176     281,301,912          199,556      22,591,665     191,066,222
Cash flow hedges                           56,409                0     -23,055,136       -1,613,940       2,439,472     -77,215,520
Other comprehensive income (OCI)      509,611,582    1,702,539,514    -116,855,467       13,079,468  -1,075,852,915    -709,184,376
Treasury stock                                  0                0               0                0               0     256,212,894
Total equity                       13,895,377,090   11,943,158,444   5,452,770,858    4,521,033,654   3,934,582,180  -7,172,337,350

Minority interest (without OCI)     2,110,455,213      709,185,415     108,187,110    1,639,346,002     125,772,872    -593,835,400
Minority interest in OCI               32,550,981         -321,034        -601,645       18,069,898     -13,616,595     -13,962,163
Minority interests                  2,143,006,194      708,864,381     107,585,465    1,657,415,900     112,156,277    -607,797,563

Provisions for pensions and         6,097,524,653      861,154,737     738,308,652        7,494,426     225,353,572     449,345,315
similar obligations

Tax provisions (excluding           1,457,172,078      189,128,451     215,839,912      113,541,124      38,781,241     766,343,926
deferred taxes)
Nuclear energy-related             13,070,985,871                0               0      409,987,243               0               0
obligations (net)
Other provisions                    5,801,271,079    1,247,686,345     251,882,936      361,313,404     980,193,326     420,268,735

Total provisions/accrued           26,426,953,681    2,297,969,533   1,206,031,500      892,336,197   1,244,328,139   1,635,957,976
liabilities

Bonds (including medium term                    0                0     472,244,982      508,926,737     938,865,774   7,227,730,929
notes)
Liabilities due to banks            1,216,388,855      289,489,832     100,324,008      270,388,997               0     285,451,271
Notes payable                                   0          196,247       3,159,407                0               0      47,735,038
Commercial paper                                0                0               0      227,419,666               0   3,403,594,985
Lease obligations                       9,241,560        8,403,694      94,439,400        7,040,985               0               0
Other financial liabilities            50,566,798       64,931,061               0      382,424,158      16,539,253    -142,756,706
Liabilities due to affiliated          99,370,510      874,097,602   4,378,246,994      462,174,699     844,163,482  -6,700,313,162
companies-financial
Liabilities due to other            1,753,111,809       38,698,528               0       11,025,789               0      31,317,014
investees-financial
Diff. debt consol. (financial)                  0                0               0                0               0      -5,410,592
(only E.ON level)
Total financial liabilities         3,128,679,532    1,275,816,964   5,048,414,791    1,869,401,031   1,799,568,509   4,147,348,777

Trade accounts payable                551,146,194    1,576,902,479   1,122,375,738      132,460,762     207,517,642      45,016,601
Liabilities due to affiliated         984,592,812    1,793,887,318     346,037,898          489,823      13,512,202  -3,019,302,729
companies-operating
Liabilities due to other               52,425,264       57,906,643               0       63,941,878               0       9,712,403
investees-operating
Government grants and subsidies       258,527,846       12,758,246               0                0               0               0
Construction advances from energy   3,225,786,814      160,629,758               0      171,636,404               0               0
customers
Other advances received               302,372,330       51,218,720      82,479,911                0      21,328,286       3,347,897
Other operating liabilities         2,017,371,318      759,528,918     254,831,234      463,704,398      75,298,441   1,810,114,345
Diff. debt consol. (operating)                  0                0               0                0               0        -887,340
(only E.ON level)
Total operating liabilities         7,392,222,578    4,412,832,082   1,805,724,781      832,233,265     317,656,571  -1,151,998,823

Liabilities of disposal groups                  0                0               0       53,685,320               0               0
Deferred tax liabilities            2,203,988,438    1,869,516,384   1,362,910,879    1,375,199,489     223,368,127    -832,678,512
Deferred income                       346,836,568      212,296,342       2,769,111       88,151,295      11,783,299     307,969,282

Total EQUITY AND LIABILITIES       55,537,064,081   22,720,454,130  14,986,207,385   11,289,456,151   7,643,443,102  -3,673,536,213


--------------------------------------------------------------------------------------
                                     Core Energy         Other
in (euro)                              Business        activities         E.ON Group
--------------------------------------------------------------------------------------
Capital stock                        1,617,200,000      182,000,000     1,799,200,000
Additional paid-in capital          11,555,306,770      190,494,592    11,745,801,362
Retained earnings                   19,334,953,194      667,934,331    20,002,887,525

Currency translation                  -893,241,171       -1,885,778      -895,126,949
adjustments-net
Unrealised gains and losses (AFS     1,493,927,622          -28,905     1,493,898,717
securities)
Reclass. of realized gains/losses     -684,239,319                0      -684,239,319
Minimum pension liability            1,060,976,679       28,986,782     1,089,963,461
Cash flow hedges                       -99,388,715       23,673,760       -75,714,955
Other comprehensive income (OCI)       323,337,806      -54,575,225       268,762,581
Treasury stock                         256,212,894                0       256,212,894
Total equity                        32,574,584,876      985,853,698    33,560,438,574

Minority interest (without OCI)      4,099,111,212       23,221,833     4,122,333,045
Minority interest in OCI                22,119,442          -43,174        22,076,268
Minority interests                   4,121,230,654       23,178,659     4,144,409,313

Provisions for pensions and          8,379,181,355      210,172,146     8,589,353,501
similar obligations

Tax provisions (excluding            2,780,806,732       90,401,317     2,871,208,049
deferred taxes)
Nuclear energy-related              13,480,973,114                0    13,480,973,114
obligations (net)
Other provisions                     9,062,615,825      238,093,099     9,300,708,924

Total provisions/accrued            33,703,577,026      538,666,562    34,242,243,588
liabilities

Bonds (including medium term         9,147,768,422                0     9,147,768,422
notes)
Liabilities due to banks             2,162,042,963    1,836,858,718     3,998,901,681
Notes payable                           51,090,692                0        51,090,692
Commercial paper                     3,631,014,651                0     3,631,014,651
Lease obligations                      119,125,639                0       119,125,639
Other financial liabilities            371,704,564    1,017,923,568     1,389,628,132
Liabilities due to affiliated          -42,259,875      176,720,355       134,460,480
companies-financial
Liabilities due to other             1,834,153,140                0     1,834,153,140
investees-financial
Diff. debt consol. (financial)          -5,410,592                0        -5,410,592
(only E.ON level)
Total financial liabilities         17,269,229,604    3,031,502,641    20,300,732,245

Trade accounts payable               3,635,419,416       26,339,643     3,661,759,059
Liabilities due to affiliated          119,217,324       27,608,014       146,825,338
companies-operating
Liabilities due to other               183,986,188          272,610       184,258,798
investees-operating
Government grants and subsidies        271,286,092                0       271,286,092
Construction advances from energy    3,558,052,976                0     3,558,052,976
customers
Other advances received                460,747,144      263,887,960       724,635,104
Other operating liabilities          5,380,848,654      127,461,142     5,508,309,796
Diff. debt consol. (operating)            -887,340           71,101          -816,239
(only E.ON level)
Total operating liabilities         13,608,670,454      445,640,470    14,054,310,924

Liabilities of disposal groups          53,685,320                0        53,685,320
Deferred tax liabilities             6,202,304,805      402,638,002     6,604,942,807
Deferred income                        969,805,897      131,845,343     1,101,651,240

Total EQUITY AND LIABILITIES       108,503,088,636    5,559,325,375   114,062,414,011

Exhibit FS-1(c)

E.ON Group Stockholders' equity and liabilities at 12/31/2004

------------------------------------------------------------------------------------------------------------------------------------
                                                     Pan-European                                                         Corporate
in $                               Central Europe         Gas              UK            Nordic          US-Midwest        Center
------------------------------------------------------------------------------------------------------------------------------------

Capital stock                       1,789,235,360    1,523,025,000     624,604,424   1,118,596,452    1,030,461,435   -3,896,557,312
Additional paid-in capital          4,330,791,977    3,235,635,721   2,093,318,175   3,803,418,293    5,383,923,891   -3,203,513,753
Retained earnings                  12,001,622,008    9,105,089,186   4,822,237,520   1,180,853,631      368,741,706   -1,302,884,416

Currency translation                  145,919,483       94,560,744     189,939,136      13,566,121   -1,422,602,523     -230,652,859
adjustments-net
Unrealised gains and losses (AFS      316,744,418    2,258,120,126       1,418,248       2,226,070                0     -556,029,647
securities)
Reclass. of realized gains/losses    -930,946,130      -14,599,113         -58,170               0                0       19,280,223
Minimum pension liability             703,621,505       62,381,988     380,826,528         270,159       30,584,596      258,665,451
Cash flow hedges                           76,367                0     -31,212,043      -2,184,952        3,302,557     -104,534,371
Other comprehensive income (OCI)      689,912,160    2,304,897,994    -158,198,931      17,706,984   -1,456,489,676     -960,093,808
Treasury stock                                  0                0               0               0                0      346,861,016
Total equity                       18,811,561,504   16,168,647,901   7,381,961,188   6,120,575,361    5,326,637,355   -9,709,910,304

Minority interest (without OCI)     2,857,134,267      960,095,215     146,463,710   2,219,346,618      170,271,314     -803,934,365
Minority interest in OCI               44,067,518         -434,616        -814,507      24,463,028      -18,434,146      -18,901,976
Minority interests                  2,901,201,785      959,660,599     145,649,203   2,243,809,645      151,837,168     -822,836,341

Provisions for pensions and         8,254,828,875    1,165,831,283     999,522,253      10,145,954      305,083,666      608,323,687
similar obligations

Tax provisions (excluding           1,972,719,559      256,042,097     292,204,073     153,711,974       52,502,044    1,037,476,407
deferred taxes)
Nuclear energy-related             17,695,500,672                0               0     555,040,730                0                0
obligations (net)
Other provisions                    7,853,760,787    1,689,117,774     340,999,119     489,146,086    1,326,985,725      568,959,813

Total provisions/accrued           35,776,809,893    3,110,991,154   1,632,725,445   1,208,044,743    1,684,571,435    2,214,759,908
liabilities

Bonds (including medium term                    0                0     639,325,257     688,985,017    1,271,036,485    9,784,902,132
notes)
Liabilities due to banks            1,646,747,232      391,911,335     135,818,642     366,052,624                0      386,443,931
Notes payable                                   0          265,679       4,277,205               0                0       64,623,694
Commercial paper                                0                0               0     307,880,744                0    4,607,786,891
Lease obligations                      12,511,224       11,376,921     127,852,060       9,532,085                0                0
Other financial liabilities            68,457,331       87,903,670               0     517,725,825       22,390,841     -193,264,029
Liabilities due to affiliated         134,527,796    1,183,353,334   5,927,270,780     625,692,108    1,142,828,522   -9,070,883,959
companies-financial
Liabilities due to other            2,373,362,767       52,390,067               0      14,926,713                0       42,396,974
investees-financial
Diff. debt consol. (financial)                  0                0               0               0                0       -7,324,859
(only E.ON level)
Total financial liabilities         4,235,606,350    1,727,201,006   6,834,543,944   2,530,795,116    2,436,255,847    5,614,680,774

Trade accounts payable                746,141,717    2,134,810,576   1,519,472,274     179,325,380      280,937,384       60,943,474
Liabilities due to affiliated       1,332,941,749    2,428,564,651     468,466,106         663,122       18,292,819   -4,087,532,035
companies-operating
Liabilities due to other               70,973,322       78,394,013               0      86,564,514                0       13,148,651
investees-operating
Government grants and subsidies       349,994,998       17,272,113               0               0                0                0
Construction advances from energy   4,367,070,189      217,460,566               0     232,361,364                0                0
customers
Other advances received               409,351,660       69,339,903     111,661,304               0       28,874,234        4,532,383
Other operating liabilities         2,731,117,290    1,028,250,249     344,990,525     627,763,014      101,939,029    2,450,532,800
Diff. debt consol. (operating)                  0                0               0               0                0       -1,201,281
(only E.ON level)
Total operating liabilities        10,007,590,926    5,974,092,073   2,444,590,209   1,126,677,394      430,043,466   -1,559,576,007

Liabilities of disposal groups                  0                0               0      72,679,186                0                0
Deferred tax liabilities            2,983,759,547    2,530,951,281   1,845,108,748   1,861,745,068      302,395,770   -1,127,280,170
Deferred income                       469,547,346      287,406,788       3,748,822     119,339,223       15,952,230      416,928,814

Total EQUITY AND LIABILITIES       75,186,077,353   30,758,950,801  20,288,327,558  15,283,665,737   10,347,693,271   -4,973,233,325


--------------------------------------------------------------------------------------
                                      Core Energy        Other
in $                                   Business        activities         E.ON Group
--------------------------------------------------------------------------------------

Capital stock                        2,189,365,360      246,391,600     2,435,756,960
Additional paid-in capital          15,643,574,305      257,891,579    15,901,465,884
Retained earnings                   26,175,659,634      904,249,497    27,079,909,131

Currency translation                -1,209,269,897       -2,552,966    -1,211,822,864
adjustments-net
Unrealised gains and losses (AFS     2,022,479,215          -39,132     2,022,440,083
securities)
Reclass. of realized gains/losses     -926,323,190                0      -926,323,190
Minimum pension liability            1,436,350,228       39,242,305     1,475,592,534
Cash flow hedges                      -134,552,442       32,049,536      -102,502,906
Other comprehensive income (OCI)       437,734,722      -73,883,940       363,850,782
Treasury stock                         346,861,016                0       346,861,016
Total equity                        44,099,473,005    1,334,648,736    45,434,121,741

Minority interest (without OCI)      5,549,376,759       31,437,718     5,580,814,476
Minority interest in OCI                29,945,301          -58,449        29,886,852
Minority interests                   5,579,322,059       31,379,269     5,610,701,328

Provisions for pensions and         11,343,735,718      284,531,051    11,628,266,770
similar obligations

Tax provisions (excluding            3,764,656,154      122,385,303     3,887,041,457
deferred taxes)
Nuclear energy-related              18,250,541,402                0    18,250,541,402
obligations (net)
Other provisions                    12,268,969,304      322,330,437    12,591,299,741

Total provisions/accrued            45,627,902,578      729,246,792    46,357,149,369
liabilities

Bonds (including medium term        12,384,248,890                0    12,384,248,890
notes)
Liabilities due to banks             2,926,973,763    2,486,739,332     5,413,713,096
Notes payable                           69,166,579                0        69,166,579
Commercial paper                     4,915,667,635                0     4,915,667,635
Lease obligations                      161,272,290                0       161,272,290
Other financial liabilities            503,213,639    1,378,064,926     1,881,278,565
Liabilities due to affiliated          -57,211,419      239,244,017       182,032,598
companies-financial
Liabilities due to other             2,483,076,521                0     2,483,076,521
investees-financial
Diff. debt consol. (financial)          -7,324,859                0        -7,324,859
(only E.ON level)
Total financial liabilities         23,379,083,038    4,104,048,275    27,483,131,313

Trade accounts payable               4,921,630,805       35,658,609     4,957,289,414
Liabilities due to affiliated          161,396,413       37,375,729       198,772,143
companies-operating
Liabilities due to other               249,080,501          369,059       249,449,561
investees-operating
Government grants and subsidies        367,267,111                0       367,267,111
Construction advances from energy    4,816,892,119                0     4,816,892,119
customers
Other advances received                623,759,484      357,251,520       981,011,004
Other operating liabilities          7,284,592,908      172,556,894     7,457,149,802
Diff. debt consol. (operating)          -1,201,281           96,257        -1,105,024
(only E.ON level)
Total operating liabilities         18,423,418,061      603,308,068    19,026,726,129

Liabilities of disposal groups          72,679,186                0        72,679,186
Deferred tax liabilities             8,396,680,245      545,091,327     8,941,771,572
Deferred income                      1,312,923,223      178,492,225     1,491,415,449

Total EQUITY AND LIABILITIES       146,891,481,395    7,526,214,693   154,417,696,088

Exhibit FS-1(d)

----------------------------------------------------------------------------------------------------------------------------------
E.ON Group 2004 Retained Earnings
----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings                                                             Pan-European
                                       Central Europe           UK                Gas              Nordic           US-Midwest
                                   -----------------------------------------------------------------------------------------------
                                           (euro)             (euro)             (euro)            (euro)             (euro)
----------------------------------------------------------------------------------------------------------------------------------
Legal Reserves                                      -                  -                  -                -                 -
----------------------------------------------------------------------------------------------------------------------------------
Other Retained Earnings                 8,865,136,658      3,562,001,418      6,725,579,248      872,251,168       272,375,318
----------------------------------------------------------------------------------------------------------------------------------
Total                                   8,865,136,658      3,562,001,418      6,725,579,248      872,251,168       272,375,318
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Retained Earnings                       Corporate      Core Energy          Other
                                         Center         Business          Activities         E.ON Konzern
                                   ------------------------------------------------------------------------
                                         (euro)           (euro)            (euro)              (euro)
-----------------------------------------------------------------------------------------------------------
Legal Reserves                          45,293,825        45,293,825                -           45,293,825
-----------------------------------------------------------------------------------------------------------
Other Retained Earnings             -1,007,684,441    19,289,659,369      667,934,331       19,957,593,700
-----------------------------------------------------------------------------------------------------------
Total                                 -962,390,616    19,334,953,194      667,934,331       20,002,887,525
-----------------------------------------------------------------------------------------------------------

Exhibit FS-1(d)

----------------------------------------------------------------------------------------------------------------------------------
E.ON Group 2004 Retained Earnings
----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings                                                             Pan-European
                                       Central Europe           UK                Gas              Nordic           US-Midwest
                                   -----------------------------------------------------------------------------------------------
                                           USD                  USD               USD                USD                USD
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Legal Reserves                                      -                  -                  -                -                 -
----------------------------------------------------------------------------------------------------------------------------------
Other Retained Earnings                12,001,622,008      4,822,237,520      9,105,089,186    1,180,853,631       368,741,706
----------------------------------------------------------------------------------------------------------------------------------
Total                                  12,001,622,008      4,822,237,520      9,105,089,186    1,180,853,631       368,741,706
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
Retained Earnings                     Corporate       Core Energy           Other
                                       Center           Business          Activities         E.ON Konzern
                                    ----------------------------------------------------------------------
                                         USD               USD                USD                 USD
----------------------------------------------------------------------------------------------------------
Legal Reserves                          61,318,780        61,318,780                -           61,318,780
----------------------------------------------------------------------------------------------------------
Other Retained Earnings             -1,364,203,196    26,114,340,854      904,249,497       27,018,590,351
----------------------------------------------------------------------------------------------------------
Total                               -1,302,884,416    26,175,659,634      904,249,497       27,079,909,131
----------------------------------------------------------------------------------------------------------